UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2007

                                        Genesis HealthCare Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-50351		20-0023783

(State or Other Jurisdiction	(Commission		(IRS Employer
of Incorporation)	File Number)		Identification No.)

101 East State Street Kennett Square, PA			19348

(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:		(610) 444 6350

                                                   Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement.

     On May 1, 2007, Genesis HealthCare Corporation, a Pennsylvania corporation (“Genesis” or the “Company”), FC-GEN Acquisition, Inc., a Delaware corporation (“FC-GEN”) and GEN Acquisition Corp., a Pennsylvania corporation and wholly owned subsidiary of FC-GEN (“Merger Sub”), executed Amendment No. 3 (the “Amendment”) to the Agreement and Plan of Merger, dated January 15, 2007, by and among the Company, FC-GEN and Merger Sub, as amended by Amendment No. 1 thereto (the “first amendment”), dated January 25, 2007 and Amendment No. 2 thereto (the “second amendment”), dated April 19, 2007.

     The Amendment, among other things (i) increases the consideration payable to Genesis shareholders to $65.25 per share in cash from $64.25 per share and (ii) provides that, in the event that the transaction is not completed before July 31, 2007, such price will increase by $0.01609 each day, beginning July 31, 2007, until the transaction is completed.

     The foregoing description is qualified in its entirety by reference to the full text of the merger agreement, the first amendment, the second amendment and the Amendment, which are attached to this Current Report on Form 8-K as Exhibits 2.1, 2.2, 2.3, and 2.4 respectively, and are incorporated herein by reference.

Item 8.01.     Other events.

     On May 2, 2007, the Company issued a press release announcing its entry into the Amendment and the rescheduling of the adjournment of the 2007 annual meeting to May 11, 2007 from May 4, 2007 with respect to voting on the merger proposal. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

                     (d) Exhibits.

2.1	The Agreement and Plan of Merger, dated as of January 15, 2007, by and among
FC-GEN Acquisition, Inc. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.1 of the Form 8-K filed by the Company on January 18,
2007)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of January 25,
2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and
Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.2 of the
Form 8-K filed by the Company on January 29, 2007)

2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of April 19,
2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and
Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.3 of the
Form 8-K filed by the Company on April 19, 2007)

2.4	Amendment No. 3 to the Agreement and Plan of Merger, dated as of May 1, 2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and Genesis
HealthCare Corporation*

99.1	Press Release, dated May 2, 2007

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE CORPORATION

By:	/s/ James V. McKeon
Name: James V. McKeon
Title: Chief Financial Officer

Date: May 2, 2007

INDEX OF EXHIBITS

Number	Exhibit

2.1	The Agreement and Plan of Merger, dated as of January 15, 2007, by and among
FC-GEN Acquisition, Inc. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.1 of the Form 8-K filed by the Company on January 18,
2007)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of January 25,
2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and
Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.2 of the
Form 8-K filed by the Company on January 29, 2007)

2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of April 19,
2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and
Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.3 of the
Form 8-K filed by the Company on April 19, 2007)

2.4	Amendment No. 3 to the Agreement and Plan of Merger, dated as of May 1, 2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and Genesis
HealthCare Corporation

99.1	Press Release, dated May 2, 2007